UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22321

MainStay Funds Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

J. Kevin Gao, Esq., 169 Lackawanna Avenue, Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-624-6782

Date of fiscal year end: December 31 (MainStay Marketfield Fund)

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments.

MainStay Marketfield Fund‘s schedule of investments for the period ended September 30, 2014 is filed herewith.

MainStay Marketfield Fund

Portfolio of Investments September 30, 2014 (Unaudited)

		Shares	Value
	Common Stocks 63.8% †
	Aerospace & Defense 0.8%
	Precision Castparts Corp. (a)	554,275	$131,296,662

	Auto Components 0.1%
	ElringKlinger A.G.	337,717	9,998,417

	Banks 11.2%
	Bank of America Corp.	12,047,790	205,414,819
¤	Bank of Ireland (b)	725,392,176	284,940,355
¤	Bank of Ireland, Sponsored ADR (b)	2,017,537	31,937,611
	Citigroup, Inc. (a)	4,314,917	223,598,999
	Grupo Financiero Banorte S.A.B. de C.V. Class O	22,269,051	142,612,790
	HSBC Holdings PLC	18,409,002	186,851,761
	Itau Unibanco Holding S.A., ADR (a)	15,016,463	208,428,506
	Sumitomo Mitsui Financial Group, Inc.	3,965,644	161,663,044
	U.S. Bancorp	3,838,513	160,564,999
	Wells Fargo & Co. (a)	3,386,467	175,656,043
			1,781,668,927
	Building Products 0.5%
	Geberit A.G.	253,319	81,936,637

	Chemicals 3.8%
	Dow Chemical Co. (The)	1,566,029	82,122,561
	Eastman Chemical Co.	1,952,907	157,970,647
	LyondellBasell Industries, N.V. Class A	751,220	81,627,565
	Potash Corporation of Saskatchewan, Inc.	4,662,204	161,125,770
	Sherwin-Williams Co. (The) (a)	568,355	124,464,062
			607,310,605
	Construction Materials 3.6%
	Buzzi Unicem S.p.A.	5,451,885	74,437,724
	CRH PLC	3,676,750	84,043,951
	Eagle Materials, Inc. (a)	2,083,258	212,138,162
	Taiheiyo Cement Corp.	55,867,441	210,887,810
			581,507,647
	Consumer Finance 1.1%
	Discover Financial Services (a)	2,754,058	177,333,795

	Diversified Financial Services 0.9%
	CME Group, Inc.	1,884,094	150,642,736

	Electronic Equipment, Instruments & Components 1.0%
	Hitachi, Ltd.	4,883,558	37,291,815
	Trimble Navigation, Ltd. (b)	4,294,613	130,985,697
			168,277,512
	Energy Equipment & Services 2.5%
	Baker Hughes, Inc.	2,850,057	185,424,709
	Schlumberger, Ltd. (a)	2,080,573	211,573,468
	Seventy Seven Energy, Inc. (b)	486,793	11,556,466
			408,554,643
	Food & Staples Retailing 1.1%
	Costco Wholesale Corp. (a)	1,446,049	181,218,861

	Hotels, Restaurants & Leisure 0.3%
	Dalata Hotel Group PLC (b)	11,559,265	44,091,804

	Household Durables 6.4%
	D.R. Horton, Inc. (a)	5,608,532	115,087,077
	Lennar Corp. Class A (a)	3,729,869	144,830,813
	PulteGroup, Inc.	7,480,935	132,113,312
	Ryland Group, Inc. (The) (a)	3,489,258	115,982,936
	Sekisui House, Ltd.	9,737,050	114,704,979
	Sony Corp.	3,395,780	61,645,753
	Sony Corp., Sponsored ADR	2,603,547	46,967,988
	Toll Brothers, Inc. (a)(b)	3,396,626	105,838,866
	Whirlpool Corp.	1,231,349	179,345,982
			1,016,517,706
	Industrial Conglomerates 0.9%
	General Electric Co. (a)	5,385,441	137,974,998

	Internet & Catalog Retail 1.1%
	Amazon.com, Inc. (b)	529,762	170,816,459

	Internet Software & Services 1.5%
¤	Facebook, Inc. Class A (a)(b)	3,057,064	241,630,339

	Machinery 3.7%
	Cummins, Inc. (a)	1,065,455	140,618,751
	Deere & Co. (a)	1,635,257	134,074,722
	Fanuc Corp.	918,486	165,901,141
	Joy Global, Inc. (a)	2,699,973	147,256,527
			587,851,141
	Metals & Mining 9.2%
¤	Alcoa, Inc. (a)	14,519,250	233,614,733
	Allegheny Technologies, Inc.	2,036,132	75,540,497
	BHP Billiton, Ltd., ADR	1,670,280	98,346,087
	Carpenter Technology Corp.	976,648	44,095,657
	Freeport-McMoRan, Inc.	4,768,089	155,678,106
	Glencore PLC (b)	31,878,794	177,366,832
	Nippon Steel & Sumitomo Metal Corp.	60,289,020	156,446,365
	Nucor Corp.	3,200,983	173,749,357
	Silver Wheaton Corp.	2,608,909	51,995,557
	Steel Dynamics, Inc. (a)	8,111,625	183,403,841
	Teck Resources, Ltd. Class B (a)	6,109,044	115,399,841
			1,465,636,873
	Oil, Gas & Consumable Fuels 1.9%
	Chesapeake Energy Corp. (a)	5,914,028	135,963,504
	Devon Energy Corp. (a)	2,517,536	171,645,604
			307,609,108
	Real Estate Investment Trusts 2.0%
	Green REIT PLC (b)	61,346,244	100,728,423
	Hibernia REIT PLC (b)	34,883,746	50,668,922
	Merlin Properties Socimi S.A. (b)	12,998,275	164,995,647
			316,392,992
	Real Estate Management & Development 4.2%
	Deutsche Wohnen A.G.	3,272,948	69,945,563
¤	Kennedy Wilson Europe Real Estate PLC	12,733,477	225,420,233
	Mitsubishi Estate Co., Ltd.	6,420,396	144,506,474
	St. Joe Co. (The) (a)(b)	6,039,068	120,358,625
	Sumitomo Realty & Development Co., Ltd.	3,154,769	112,254,260
			672,485,155
	Road & Rail 0.1%
	DSV A/S	338,650	9,538,546

	Semiconductors & Semiconductor Equipment 3.4%
	First Solar, Inc. (b)	2,623,969	172,683,400
	Intel Corp.	5,889,548	205,074,061
	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (a)	8,080,501	163,064,510
			540,821,971
	Software 0.9%
	FireEye, Inc. (b)	1,761,887	53,843,266
	Splunk, Inc. (a)(b)	1,621,305	89,755,445
			143,598,711
	Specialty Retail 1.2%
	Home Depot, Inc. (The) (a)	2,026,631	185,923,128

	Trading Companies & Distributors 0.4%
	Beacon Roofing Supply, Inc. (a)(b)	2,600,286	66,255,287

	Total Common Stocks (Cost $9,153,946,434)		10,186,890,660

	Exchange-Traded Funds 16.5% (c)
	iShares Dow Jones U.S. Home Construction Index Fund (a)	7,491,778	168,490,087
	iShares MSCI Brazil Capped ETF	4,096,771	178,004,700
¤	iShares MSCI Hong Kong ETF (a)	23,347,931	474,663,437
¤	iShares MSCI Japan Index Fund	33,710,843	396,776,622
¤	iShares MSCI Mexico Investable Market Index Fund (a)	3,726,599	256,129,149
	Market Vectors Agribusiness ETF (a)	3,809,638	201,491,754
¤	Market Vectors Gold Miners ETF (a)	11,650,666	248,741,719
¤	SPDR S&P Homebuilders (a)	8,126,081	240,450,737
¤	Vanguard FTSE Emerging Markets ETF	11,364,880	474,029,145
	Total Exchange-Traded Funds (Cost $2,741,053,691)		2,638,777,350

	Preferred Stock 1.6%
	Banks 1.6%
¤	Bank of Ireland Trust-Preferred Security 10.24% (d)	192,001,000	257,057,370

	Total Preferred Stock (Cost $276,316,799)		257,057,370

	Notional Amount	Value
Purchased Options 0.4%
Purchased Call Options 0.1%
CNH/USD
Strike Price $6.167 Expires 2/27/15	1,421,932,700	21,963,172
Strike Price $6.722 Expires 12/9/14	1,401,000,000	190,536
Total Purchased Call Options (Cost $38,399,934)		22,153,708

Purchased Put Option 0.3%
EUR/USD Strike Price $1.35 Expires 11/14/14	470,480,361	40,869,481

Total Purchased Put Option (Cost $10,400,092)		40,869,481
Total Purchased Options (Cost $48,800,026)		63,023,189

Short-Term Investment 6.0%	Shares
Money Market Fund 6.0%
State Street Institutional Treasury Money Market Fund	950,000,000	950,000,000

Total Short-Term Investment (Cost $950,000,000)		950,000,000
Total Investments, Before Investments Sold Short (Cost $13,170,116,950) (h)	88.3%	14,095,748,569

Common Stocks Sold Short (11.9%)
Airlines (1.5%)
Delta Air Lines, Inc.	(3,488,267)	(126,100,852)
United Continental Holdings, Inc. (b)	(2,216,195)	(103,695,764)
		(229,796,616)
Beverages (1.3%)
Coca-Cola Co. (The)	(4,821,204)	(205,672,563)

Electric Utilities (1.4%)
Southern Co.	(5,186,627)	(226,396,268)

Food & Staples Retailing (2.1%)
Wal-Mart Stores, Inc.	(2,947,452)	(225,391,655)
Whole Foods Market, Inc.	(2,845,193)	(108,430,305)
		(333,821,960)
Food Products (1.2%)
Danone	(1,437,350)	(96,218,616)
Nestle S.A.	(1,345,510)	(99,007,099)
		(195,225,715)
Insurance (1.0%)
Allianz SE	(1,020,968)	(165,511,703)

Multi-Utilities (3.4%)
Consolidated Edison, Inc.	(3,444,718)	(195,177,722)
PG&E Corp.	(4,984,899)	(224,519,851)
Wisconsin Energy Corp.	(2,816,616)	(121,114,488)
		(540,812,061)
Total Common Stocks Sold Short (Proceeds $1,898,412,423)		(1,897,236,886)

Exchange -Traded Funds Sold Short (7.0%) (c)
Consumer Staples Select Sector Consumer Staples SPDR	(3,762,671)	(169,734,090)
iShares JP Morgan USD Emerging Markets Bond	(3,390,042)	(382,566,240)
SPDR S&P Retail ETF	(6,675,746)	(571,310,342)
Total Exchange -Traded Funds Sold Short (Cost $1,125,977,770)		(1,123,610,672)
Total Investments Sold Short (Proceeds $3,024,390,193) (e)	(18.9)%	(3,020,847,558)
Total Investments, Net of Investments Sold Short (Cost $10,145,726,757)	69.4	11,074,901,011
Other Assets, Less Liabilities	30.6	4,890,548,070
Net Assets	100.0%	$15,965,449,081

	Contracts Short	Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.0%) ‡

CAC 40 Index 10 Euro October 2014 (g)	(3,767)	$(970,571)
DAX Index December 2014 (g)	(1,664)	6,304,048
EURO STOXX 50 Index December 2014 (g)	(9,303)	(2,238,047)
Euro-Bund (German Federal Government) December 2014 (g)	(4,225)	(4,277,756)
Euro-OAT (French Government Bond) December 2014 (g)	(6,595)	(6,635,699)
Total Futures Contracts (Notional Amount $3,083,648,827)		$(7,818,025)

¤	Among the Fund's 10 largest holdings, as of September 30, 2014, excluding short-term investments. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Security, or a portion thereof, was maintained in a segregated account at the Fund's custodian as collateral for securities Sold Short.
(b)	Non-income producing security.
(c)	Exchange-Traded Fund - An investment vehicle that represents a basket of securities that is traded on an exchange.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	As of September 30, 2014, cash in the amount of $3,414,246,554 was on deposit with brokers for short sale transactions.
(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of September 30, 2014.
(g)	As of September 30, 2014, cash in the amount of $185,840,737 was on deposit with brokers for futures transactions.
(h)	As of September 30, 2014, cost was $13,206,928,629 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$1,492,600,172
Gross unrealized depreciation	(603,780,232)
Net unrealized appreciation	$888,819,940

The following abbreviations are used in the above portfolio:
ADR	—American Depositary Receipt
CNH	—Chinese Offshore Yuan
ETF	—Exchange-Traded Fund
EUR	—Euro
SPDR	—Standard & Poor's Depositary Receipt
USD	—United States Dollar

At September 30, 2014, the Fund held the following OTC credit default swap contract:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ Depreciation[4]
Republic of South Africa
5.50%, due 3/9/20	Citigroup	6/20/2019	Buy	$236,926	1.00%	$(12,054,514)	$8,410,344	$(3,644,170)
							$8,410,344	$(3,644,170)

1. Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2. The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3. The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4. Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at September 30, 2014.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014, for valuing the Fund's assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$10,186,890,660	$—	$—	$10,186,890,660
Exchange-Traded Funds	2,638,777,350	—	—	2,638,777,350
Preferred Stocks	—	257,057,370	—	257,057,370
Short-Term Investment
Money Market Fund	950,000,000	—	—	950,000,000
Total Investments in Securities	13,775,668,010	257,057,370	—	14,032,725,380
Other Financial Instruments
Futures Contracts Short (b)	6,304,048	—	—	6,304,048
Purchased Call Options	22,153,708	—	—	22,153,708
Purchased Put Option	40,869,481	—	—	40,869,481
Total Other Financial Instruments	69,327,237	—	—	69,327,237
Total Investments in Securities and Other Financial Instruments	$13,844,995,247	$257,057,370	$—	$14,102,052,617

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(1,897,236,886)	$—	$—	$(1,897,236,886)
Exchange-Traded Funds Sold Short	(1,123,610,672)	—	—	(1,123,610,672)
Total Investments in Securities Sold Short	(3,020,847,558)	—	—	(3,020,847,558)
Other Financial Instruments
Futures Contracts Short (b)	(14,122,073)	—	—	(14,122,073)
Credit Default Swap Contracts (b)	—	(3,644,170)	—	(3,644,170)
Total Other Financial Instruments	(14,122,073)	(3,644,170)	—	(17,766,243)
Total Investments in Securities Sold Short and Other Financial Instruments	$(3,034,969,631)	$(3,644,170)	$—	$(3,038,613,801)

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended September 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of September 30, 2014, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay Funds Trust

NOTES TO PORTFOLIOS OF INVESTMENTS September 30, 2014 (Unaudited)

SECURITIES VALUATION.

The MainStay Funds Trust is comprised of thirty-eight separate funds (each a "Fund" and collectively, the "Funds"). This report is exclusively for the MainStay Marketfield Fund. The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows significant accounting policies described below.

Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of MainStay Funds Trust adopted procedures establishing methodologies for the valuation of the Funds' securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( "New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund's third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the full Board for its review and ratification, if appropriate, at its next regularly scheduled meeting immediately after such action.

"Fair value" is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The aggregate value by input level, as of September 30, 2014, for the Fund's assets or liabilities is included at the end of the Fund's Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Due to the inherent valuation uncertainty of such assets or liabilities, fair values may differ significantly from values that would have been used had an active market existed. For the period ended September 30, 2014, there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of September 30, 2014, the Fund did not hold any securities that were valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time that foreign markets close and the time at which the Fund’s net asset value ("NAV") is calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds an established threshold. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of September 30, 2014, no foreign equity securities were fair valued in such a manner.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor, if any. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measure the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in, good faith in such a manner as the Board deems appropriate to reflect their fair value.

Item 2. Controls And Procedures.

(a)	Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-Q (the "Report"), the Registrant's principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	November 26, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and
Accounting Officer

Date:	November 26, 2014